Exhibit 10.25.1

EXECUTION VERSION

AMENDMENT NO. 1 TO PRICING LETTER

AND

AMENDMENT NO. 1 TO MASTER REPURCHASE AGREEMENT

Amendment No. 1 to Pricing Letter (the “Pricing Letter Amendment”) and Amendment No. 1 to Master Repurchase Agreement (the “Repurchase Agreement Amendment” and together with the Pricing Letter Amendment, the “Amendment”) dated as of April 26, 2012, between UBS REAL ESTATE SECURITIES INC. (the “Buyer”) and LOANDEPOT.COM, LLC (the “Seller”).

RECITALS

The Buyer and Seller are parties to that certain Master Repurchase Agreement, dated as of March 14, 2012 (the “Existing Repurchase Agreement”; as subsequently amended by this Amendment, as may be amended from time to time, the “Repurchase Agreement”) and that certain Pricing Letter, dated as of March 14, 2012 (the “Existing Pricing Letter” and together with the Existing Repurchase Agreement, the “Existing Agreements”; as subsequently amended by this Amendment, as may be amended from time to time, the “Pricing Letter”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Existing Repurchase Agreement and the Existing Pricing Letter, as applicable.

The Buyer and the Seller have agreed, subject to the terms and conditions of this Amendment, that the Existing Agreements be amended to reflect certain agreed upon revisions to the terms of the Existing Agreements.

Accordingly, the Buyer and the Seller hereby agree, in consideration of the mutual promises and mutual obligations set forth herein, that the Existing Agreements are hereby amended as follows:

SECTION 1. Amendments. (a) Section 1 of the Existing Pricing Letter is hereby amended by deleting the definition of “Approved Mortgage Product” in its entirety and replacing it with the following:

““Approved Mortgage Product” shall mean the following Mortgage Products approved by Buyer for Transactions under the Agreement: (a) Conforming Mortgage Loans, High Balance Conforming Mortgage Loans, Exception Conforming Mortgage Loans, Certified Conforming Mortgage Loans, Jumbo Mortgage Loans, Specified Mortgage Loans, Mortgage Loans Released on Trust Receipt, Wet Loans and Agency Securities and (b) any additional “Approved Mortgage Product” Buyer in its sole discretion determines to accept as reflected in a Pricing Supplement in the form of Exhibit B hereto (such Approved Mortgage Product incorporated pursuant to a Pricing Supplement, a “Pricing Supplement Product”). In no event shall a Pricing Supplement Product be an Exception Conforming Mortgage Loan.”

(b) The Existing Pricing Letter is hereby amended by attaching the pricing supplement, attached as Schedule 1 hereto, dated as of the date hereof, between the Buyer and the Seller (the “Pricing Supplement”) as Exhibit B to the Existing Pricing Letter.

(c) Schedule 1 of the Existing Repurchase Agreement is hereby amended by deleting representation and warranty (q) in its entirety and replacing it with the following:

“(q) LTV, PMI Policy. No Conforming Mortgage Loan has an LTV greater than 125%. The LTV of the Conforming Mortgage Loan either is not more than 80% or the excess over 75% of the Appraised Value is and will be insured as to payment defaults by a PMI Policy until the LTV of such Conforming Mortgage Loan is reduced to 80%. All provisions of such PMI Policy have been and are being complied with, such policy is in full force and effect, and all premiums due thereunder have been paid. No action, inaction, or event has occurred and no state of facts exists that has, or will result in the exclusion from, denial of, or defense to coverage. Any Conforming Mortgage Loan subject to a PMI Policy obligates the Mortgagor thereunder to maintain the PMI Policy and to pay all premiums and charges in connection therewith. The Mortgage Interest Rate for the Conforming Mortgage Loan as set forth on the Mortgage Loan Schedule is net of any such insurance premium.”

SECTION 2. Conditions Precedent. This Amendment shall become effective on the date hereof (the “Amendment Effective Date”), subject to the satisfaction of the following conditions precedent:

(a) Delivered Documents. On the Amendment Effective Date, the Buyer shall have received the following documents, each of which shall be satisfactory to the Buyer in form and substance:

(i) this Amendment, executed and delivered by duly authorized officers, as applicable, of the Buyer and the Seller; and

(ii) such other documents as the Buyer or counsel to the Buyer may reasonably request.

SECTION 3. Ratification of Agreement. As amended by this Amendment, the Existing Agreements are in all respects ratified and confirmed and the Existing Agreements as so modified by this Amendment shall be read, taken, and construed as one and the same instrument.

SECTION 4. Representations and Warranties. Seller hereby represents and warrants to the Buyer that Seller is in compliance with all the terms and provisions set forth in the Repurchase Agreement on its part to be observed or performed, and that no Default or Event of Default has occurred or is continuing, and hereby confirms and reaffirms the representations and warranties contained in Section 11 of the Repurchase Agreement. The Seller hereby represents and warrants that this Amendment has been duly and validly executed and delivered by it, and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

SECTION 5. Limited Effect. Except as expressly amended and modified by this Amendment, the Pricing Letter and the Repurchase Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

SECTION 6. Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Amendment by signing any such counterpart. The parties agree that this Amendment, any documents to be delivered pursuant to this Amendment and any notices hereunder may be transmitted between them by email and/or by facsimile. Delivery of an executed counterpart of a signature page of this Agreement in Portable Document Format (PDF) or by facsimile shall be effective as delivery of a manually executed original counterpart of this Agreement. The original documents shall be promptly delivered, if requested.

SECTION 7. GOVERNING LAW. THIS AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AMENDMENT, THE RELATIONSHIP OF THE PARTIES TO THIS AMENDMENT, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES TO THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CHOICE OF LAW RULES THEREOF. THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 51401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AMENDMENT. NOTWITHSTANDING ANYTHING TO THE CONTRARY, THE EFFECTIVENESS, VALIDITY AND ENFORCEABILITY OF ELECTRONIC CONTRACTS, OTHER RECORDS, ELECTRONIC RECORDS AND ELECTRONIC SIGNATURES USED IN CONNECTION WITH ANY ELECTRONIC TRANSACTION BETWEEN BUYER AND SELLER SHALL BE GOVERNED BY E-SIGN.

SECTION 8. Binding Effect. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the Buyer and the Seller have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the date first above written.

UBS REAL ESTATE SECURITIES INC., as Buyer

By:
Name:	GARY TIMMERMAN
Title:	MANAGING DIRECTOR

By:
Name:	ARI LASH
Title:	DIRECTOR

LoanDepot - Amendment No. 1 to Pricing Letter and Amendment No. 1 to Master Repurchase Agreement

LOANDEPOT.COM, LLC, as Seller

By:
Name:	John Lee
Title:	CFO

LoanDepot - Amendment No. 1 to Pricing Letter and Amendment No. 1 to Master Repurchase Agreement

SCHEDULE 1

EXHIBIT B

FORM OF PRICING SUPPLEMENT

Pricing Supplement dated as of [DATE], (this “Pricing Supplement”), between UBS REAL ESTATE SECURITIES INC. (the “Buyer”) and [Seller] (the “Seller”).

RECITALS

The Buyer and the Seller are parties to that certain Master Repurchase Agreement, dated as of [DATE] (as may be amended from time to time, the “Repurchase Agreement”) and that certain Pricing Letter, dated as of [DATE] (the “Existing Pricing Letter”; as subsequently amended by this Pricing Supplement, the “Pricing Letter”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Repurchase Agreement and the Existing Pricing Letter, as applicable.

The Buyer in its sole discretion has agreed to enter into this Pricing Supplement and the Seller has agreed, subject to the terms and conditions of this Pricing Supplement, that the Repurchase Agreement and the Existing Pricing Letter be supplemented and amended to reflect the addition of [kind of mortgage loan] as an Approved Mortgage Product subject to the terms and conditions of this Pricing Supplement.

Accordingly, the Buyer and the Seller hereby agree, in consideration of the mutual promises and mutual obligations set forth herein, that the Repurchase Agreement and Existing Pricing Letter are hereby supplemented and amended as follows:

SECTION 1. Approved Mortgage Product. From and after the date hereof, [insert type of Mortgage Loans] shall be an “Approved Mortgage Product” subject to the terms hereof. “[Product Name]” shall mean [INSERT DEFINITION OF NEW APPROVED ELIGIBLE PRODUCT].

SECTION 2. Schedule 1 Financial Terms. From and after the date hereof, [Product Name] shall be subject to the following Concentration Limit, Pricing Spread, Asset Value and Aging Limit:

Approved Mortgage Product	Concentration Limit (based upon Maximum Aggregate Purchase Price unless otherwise noted)	Pricing Spread	Asset Value (each percentage, the Purchase Price Percentage)	Aging Limit (Days from initial Purchase Date unless otherwise noted)
[ ]	[ ]%	[ ]%	The lesser of (a) [ ]% of the Takeout Price, (b) [ ]% of the Acquisition Cost, (c) [ ]% of the Note Amount or (d) [ ]% of Market Value.	[ ]

Sch. 1-1

SECTION 3. Representations and Warranties. From and after the date hereof, all references to the representations and warranties set forth on Schedule 1 with respect to [Product Name] (but only [Product Name] and no other Approved Mortgage Products shall be deemed modified as follows:

[Insert any changes to the applicable mortgage loans]

SECTION 4. Definitions. From and after the date hereof, all references to the following definitions set forth in the Repurchase Agreement with respect to [Product Name] (but only as to [Product Name] and no other Mortgage Loans) shall be deemed modified as follows:

[Insert any changes for the applicable mortgage loans]

SECTION 5. Conditions Precedent. This Pricing Supplement shall become effective on the date hereof (the “Supplement Effective Date”), subject to the satisfaction of the following conditions precedent:

(a) Delivered Documents. On the Supplement Effective Date, the Buyer shall have received the following documents, each of which shall be satisfactory to the Buyer in form and substance:

(i) this Pricing Supplement, executed and delivered by duly authorized officers, as applicable, of the Buyer and the Seller; and

(ii) such other documents as the Buyer or counsel to the Buyer may reasonably request.

(iii) [Insert any required fee or other condition precedent]

SECTION 6. Ratification of Agreement. As amended by this Pricing Supplement, the Repurchase Agreement and the Existing Pricing Letter is in all respects ratified and confirmed and the Repurchase Agreement and the Existing Pricing Letter as so modified by this Pricing Supplement shall be read, taken, and construed as one and the same instrument.

SECTION 7. Representations and Warranties. Seller hereby represents and warrants to the Buyer that it is in compliance with all the terms and provisions set forth in the Repurchase Agreement on its part to be observed or performed, and that no Default or Event of Default has occurred or is continuing, and hereby confirms and reaffirms the representations and warranties contained in Section 11 of the Repurchase Agreement. Seller hereby represents and warrants that this Pricing Supplement has been duly and validly executed and delivered by it, and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

SECTION 8. Limited Effect. Except as expressly amended and modified by this Pricing Supplement, the Pricing Letter shall continue to be, and shall remain, in full force and effect in accordance with its terms.

Sch. 1-2

SECTION 9. Severability Clause. In case any provision in this Pricing Supplement shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 10. Counterparts. This Pricing Supplement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Pricing Supplement by signing any such counterpart. The parties agree that this Pricing Supplement, any documents to be delivered pursuant to this Pricing Supplement and any notices hereunder may be transmitted between them by email and/or by facsimile. Delivery of an executed counterpart of a signature page of this Agreement in Portable Document Format (PDF) or by facsimile shall be effective as delivery of a manually executed original counterpart of this Agreement. The original documents shall be promptly delivered, if requested.

SECTION 11. GOVERNING LAW. THIS PRICING SUPPLEMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS PRICING SUPPLEMENT, THE RELATIONSHIP OF THE PARTIES TO THIS PRICING SUPPLEMENT, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES TO THIS PRICING SUPPLEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CHOICE OF LAW RULES THEREOF. THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS PRICING SUPPLEMENT. NOTWITHSTANDING ANYTHING TO THE CONTRARY, THE EFFECTIVENESS, VALIDITY AND ENFORCEABILITY OF ELECTRONIC CONTRACTS, OTHER RECORDS, ELECTRONIC RECORDS AND ELECTRONIC SIGNATURES USED IN CONNECTION WITH ANY ELECTRONIC TRANSACTION BETWEEN BUYER AND SELLER SHALL BE GOVERNED BY E-SIGN.

SECTION 12. Binding Effect. This Pricing Supplement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

SECTION 13. Amendments. This Pricing Supplement and each other Program Document may be amended from time to time, either by amendment to the Customer Guide from time to time, or such other amendments to this Pricing Supplement, without further consent or assent by Seller and such amendments shall be effective immediately upon notice to Seller of the change (whether that notice is sent individually or posted to Warehouse Electronic System) and Mortgage Loans sold to Buyer after the effective date shall be governed by the revised Pricing Supplement.

[SIGNATURE PAGES FOLLOW]

Sch. 1-3

IN WITNESS WHEREOF, the Buyer and the Seller have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the date first above written.

UBS REAL ESTATE SECURITIES INC., as Buyer

By:
Name:
Title:

By:
Name:
Title:

[SELLER]

By:
Name:
Title:

Sch. 1-4